Net Fair Value Gains through Profit or Loss	12 Months Ended
Dec. 31, 2017
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Net Fair Value Gains through Profit or Loss
23	NET FAIR VALUE GAINS THROUGH PROFIT OR LOSS

	For the year ended 31 December
	2017 RMB million	2016 RMB million	2015 RMB million
Debt securities	(1,542)	(918)	766
Equity securities	8,179	(6,319)	9,324
Stock appreciation rights	(179)	191	180
Financial liabilities at fair value through profit or loss	(275)	(48)	(61)

Total	6,183	(7,094)	10,209